THE INTEGRITY FUNDS

Integrity Growth & Income Fund

Class A: IGIAX

Class C: IGIUX

Class I: IGIVX

(the “Fund”)

Supplement Dated August 26, 2020 to the Prospectus and Statement of Additional Information dated November 29, 2019 and the Summary Prospectus dated December 5, 2019

Effective immediately, the Fund’s name is changed from Integrity Growth & Income Fund to Integrity ESG Growth & Income Fund in order to reflect Viking Fund Management, LLC’s (the “Investment Adviser”) consideration of environmental, social, and governance (ESG) factors that is currently part of the Fund’s principal investment strategies.  Accordingly, all references to Integrity Growth & Income Fund in the Fund’s Prospectus, Summary Prospectus, and Statement of Additional Information are replaced with the Fund’s new name - Integrity ESG Growth & Income Fund.

No material changes are being made to the Fund’s principal investment strategies or principal risks, and the Fund’s portfolio managers and investment process remain unchanged.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE